FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2021 (Unaudited)

COMMON STOCK - 76.65%	Shares	Value

Agriculture - 1.84%
Archer-Daniels-Midland Co. (d)	3,500	$198,030
Bunge Ltd. (d)	2,750	210,595
		408,625
Auto Manufacturers - 3.61%
Ford Motor Co. (a)	30,000	351,000
Volkswagen AG - Germany - ADR	17,500	409,815
Workhorse Group, Inc. (a)	2,500	40,425
		801,240
Banks - 4.66%
Commerce Bancshares, Inc.	2,500	185,075
Eagle Bancorp, Inc.	4,000	195,560
First Internet Bancorp	5,000	163,750
Regions Financial Corp.	10,000	206,300
Truist Financial Corp.	5,000	284,800
		1,035,485
Beverages - 1.09%
Ambev SA - Germany -ADR	95,000	242,250

Biotechnology - 1.22%
Exact Sciences Corp. (a)	2,000	272,240

Building Materials - 1.95%
Builders FirstSource, Inc. (a) (d)	10,000	432,650

Chemicals - 4.14%
AdvanSix, Inc. (a)	5,000	139,000
Daqo New Energy Corp. - Switzerland - ADR (a)	1,000	104,250
Mosaic Co. (d)	23,000	676,200
		919,450
Computers - 2.35%
Lumentum Holdings, Inc. (a) (d)	5,800	522,000

Energy - Alternate Sources - 0.69%
First Solar, Inc. (a)	1,900	153,938

Engineering & Construction - 1.64%
Sterling Construction Co., Inc. (a)	16,000	364,480

Forest Products & Paper - 1.56%
International Paper Co.	7,000	347,550

Healthcare - Products - 2.66%
Medtronic PLC - Ireland (d)	3,000	350,910
Tandem Diabetes Care, Inc. (a)	2,500	239,975
		590,885
Healthcare - Services - 1.32%
Centene Corp. (a) (d)	5,000	292,700

Insurance - 3.01%
American International Group, Inc.	4,000	175,800
Brighthouse Financial, Inc. (a) (d)	6,500	259,285
Greenlight Capital Re Ltd. - Class A - Cayman Islands (a)	30,000	233,700
		668,785

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2021 (Unaudited)

COMMON STOCK - 76.65% (continued)	Shares	Value

Internet - 15.26%
Alibaba Group Holding Ltd. - China - ADR (a)	3,000	$713,280
Alphabet, Inc. - Class C (a) (d)	400	814,744
Amazon.com, Inc. (a)	100	309,293
Baidu, Inc. - China - ADR (a)	3,000	850,380
eBay, Inc. (d)	3,750	211,575
JD.com, Inc. - China - ADR (a)	1,100	103,257
Jumia Technologies AG - Germany - ADR (a) (d)	7,500	332,325
Yatra Online, Inc. - India - ADR (a)	25,000	57,750
		3,392,604
Leisure Time - 1.26%
Callaway Golf Co.	10,000	279,500

Mining - 5.21%
Barrick Gold Corp. - Canada (d)	7,000	130,690
Cameco Corp. - Canada	10,000	156,600
Energy Fuels, Inc. - Canada (a)	20,000	103,800
Glencore PLC - Switzerland - ADR	25,000	201,250
Newmont Corp. (d)	3,000	163,140
Pan American Silver Corp. - Canada (d)	10,000	330,200
Wheaton Precious Metals Corp. - Canada (d)	2,000	71,480
		1,157,160
Pharmaceuticals - 4.96%
Bristol-Myers Squibb Co.	5,000	306,650
Curaleaf Holdings, Inc. (a)	12,500	202,500
Pacira BioSciences, Inc. (a) (d)	3,200	235,200
Pfizer, Inc.	8,500	284,665
Tilray, Inc. - Class 2 (a)	3,000	73,080
		1,102,095
Pipelines - 0.51%
Williams Cos., Inc.	5,000	114,200

Private Equities - 1.85%
Blackstone Group, Inc. (d)	1,500	103,845
Carlyle Group, Inc. (d)	5,000	171,250
KKR & Co., Inc.	3,000	136,680
		411,775
Retail - 1.91%
Vuzix Corp. (a) (d)	22,500	423,450

Semiconductors - 3.98%
NXP Semiconductors NV - Netherlands	2,000	365,100
QUALCOMM, Inc.	1,200	163,428
Skyworks Solutions, Inc. (d)	2,000	355,640
		884,168
Software - 1.43%
Activision Blizzard, Inc.	2,000	191,220
Domo, Inc. - Class B (a) (d)	2,000	127,460
		318,680
Storage & Warehousing - 0.91%
Green Plains Partners LP	20,000	202,600

Telecommunications - 6.94%
Loral Space & Communications, Inc. (d)	7,500	332,550
Nokia Oyi - Finland - ADR (a)	85,000	333,200
Telefonaktiebolaget LM Ericsson - Sweden ADR	70,000	877,100
		1,542,850

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2021 (Unaudited)

COMMON STOCK - 76.65% (continued)	Shares	Value

Toys, Games & Hobbies - 0.69%
Nintendo Co. Ltd. - Japan - ADR	2,000	$154,240

TOTAL COMMON STOCK (Cost $15,422,025)		17,035,600

PREFERRED STOCK - 4.10%

Banks - 2.57%
United Community Banks, Inc., 6.875% - Series I (e)	21,000	571,410

Sovereign - 1.53%
Federal National Mortgage Association, 8.25% - Series S (a)	60,000	340,200

TOTAL PREFERRED STOCK (Cost $1,101,479)		911,610

EXCHANGE-TRADED FUND - 1.07%

Equity Fund - 1.07%
ProShares Ultra VIX Short-Term Futures ETF (a)	25,000	238,500

TOTAL EXCHANGE-TRADE FUNDS (Cost $231,008)		238,500

WARRANTS - 0.19%	Expiration

Energy Fuels, Inc. - Canada (a)	9/20/2021	$42,750

TOTAL WARRANTS (Cost $34,717)		42,750

GOVERNMENT BONDS - 7.07%	Principal

U.S. Treasury Note, 0.125%, due 10/31/2022 (e)	$815,000	$814,777
U.S. Treasury Note, 1.375%, due 01/31/2022 (e)	500,000	505,918
U.S. Treasury Note, 2.250%, due 03/31/2021 (e)	250,000	250,449

TOTAL GOVERNMENT BONDS (Cost $1,565,813)		1,571,144

OPTIONS PURCHASED - 5.93%

CALL OPTIONS PURCHASED - 1.95%	Expiration
Alphabet, Inc. - Class C	1/21/2022	120,920
Amazon.com, Inc.	1/21/2022	64,548
Amazon.com, Inc.	3/19/2021	924
Bristol-Myers Squibb Co.	1/21/2022	29,040
Facebook, Inc. - Class A	1/21/2022	83,625
Intel Corp.	1/20/2023	83,750
JPMorgan Chase & Co.	6/18/2021	35,600
Pfizer, Inc.	1/21/2022	14,280

TOTAL CALL OPTIONS PURCHASED (Cost $473,298)		432,687

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2021 (Unaudited)

OPTIONS PURCHASED - 5.93% (continued)

PUT OPTIONS PURCHASED - 3.98%	Expiration	Value

Invesco QQQ Trust Series 1	3/31/2021	$38,640
Invesco QQQ Trust Series 1	6/30/2021	152,100
SPDR S&P 500 ETF Trust	3/31/2021	38,395
SPDR S&P 500 ETF Trust	6/30/2021	190,000
SPDR S&P 500 ETF Trust	9/30/2021	420,205
Twitter, Inc.	4/16/2021	800
Zoom Video Communications, Inc. - Class A	5/21/2021	45,150

TOTAL PUT OPTIONS PURCHASED (Cost $877,884)		885,290

TOTAL OPTIONS PURCHASED (Cost $1,351,182)		1,317,977

	Shares
SHORT-TERM INVESTMENTS - 7.88%
Federated Hermes Government Obligations Fund - Institutional Shares, 0.01% (b)	1,750,169	1,750,169

TOTAL SHORT-TERM INVESTMENTS (Cost $1,750,169)		1,750,169

TOTAL INVESTMENTS, AT VALUE (Cost $21,456,393) - 102.89%		$22,867,750

OPTIONS WRITTEN, AT VALUE (Premiums $437,675) - (2.22)% (c)		(492,807)

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.67)%		(148,549)

NET ASSETS - 100%		$22,226,394

(a)	Non-income producing security.
(b)	Rate shown represents the 7-day effective yield at August 31, 2020, is subject to change and resets daily.
(c)	Please refer to the Schedule of Options Written for details of options written.
(d)	Subject to call options written by the Fund.
(e)	All or a portion of the security is segregated as collateral for options written.

[1]	Each warrant is equivalent to 1 share of the underlying common stock.

[2]	Each option contract is equivalent to 100 shares of the underlying common stock or exchange-traded fund. All options are non-income producing.

ADR - American Depositary Receipt
AG - Aktiengesellschaft (German Public Limited Company)
ETF - Exchange-Traded Fund
LP - Limited Partnership
Ltd. - Limited
NV - Naamloze Vennootschap (Dutch Public Company)
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND

SCHEDULE OF OPTIONS WRITTEN

February 28, 2021 (Unaudited)

OPTIONS WRITTEN - (2.22)%
		Notional	Exercise
CALL OPTIONS WRITTEN - (0.58)%	Contracts [1]	Amount	Price	Expiration	Value

Alphabet, Inc. - Class C	1	$230,000	$2,300.00	4/16/2021	$1,510
Archer-Daniels-Midland Co.	35	192,500	55.00	3/19/2021	8,890
Barrick Gold Corp. - Canada	35	87,500	25.00	6/18/2021	1,540
Blackstone Group, Inc.	15	101,250	67.50	3/19/2021	5,115
Brighthouse Financial, Inc.	20	90,000	45.00	3/19/2021	1,020
Builders FirstSource, Inc.	30	129,000	43.00	3/19/2021	6,900
Builders FirstSource, Inc.	30	135,000	45.00	4/16/2021	8,100
Bunge Ltd.	10	85,000	85.00	4/16/2021	1,550
Carlyle Group, Inc.	20	78,000	39.00	6/18/2021	1,400
Centene Corp.	50	325,000	65.00	6/18/2021	10,850
Domo, Inc. - Class B	20	190,000	95.00	5/21/2021	5,600
eBay, Inc.	12	84,000	70.00	4/16/2021	228
GameStop Corp.	1	5,000	50.00	3/19/2021	5,665
GameStop Corp.	1	9,500	95.00	3/19/2021	4,000
Jumia Technologies AG - Germany - ADR	25	175,000	70.00	3/19/2021	1,075
Loral Space & Communications, Inc.	30	135,000	45.00	4/16/2021	13,830
Lumentum Holdings, Inc.	10	100,000	100.00	3/19/2021	1,370
Medtronic PLC - Ireland	10	130,000	130.00	5/21/2021	1,530
Mosaic Co.	80	248,000	31.00	3/19/2021	8,400
Newmont Corp.	25	162,500	65.00	4/16/2021	1,025
Pacira BioSciences, Inc.	11	99,000	90.00	5/21/2021	3,850
Pan American Silver Corp. - Canada	35	119,000	34.00	4/16/2021	9,345
Skyworks Solutions, Inc.	10	190,000	190.00	4/16/2021	6,640
Vuzix Corp.	30	72,000	24.00	4/16/2021	7,050
Vuzix Corp.	50	125,000	25.00	4/16/2021	11,450
Wheaton Precious Metals Corp. - Canada	10	45,000	45.00	4/16/2021	440

TOTAL CALL OPTIONS WRITTEN (Premiums $152,432)					128,373

PUT OPTIONS WRITTEN - (1.64)%

Advanced Micro Devices, Inc.	15	135,000	90.00	3/19/2021	10,740
Amazon.com, Inc.	1	310,000	3,100.00	4/16/2021	14,200
American Woodmark Corp.	15	142,500	95.00	4/16/2021	11,775
Baidu, Inc. - China - ADR	5	140,000	280.00	4/16/2021	13,600
Builders FirstSource, Inc.	20	78,000	39.00	3/19/2021	1,620
Builders FirstSource, Inc.	30	123,000	41.00	3/19/2021	2,550
Callaway Golf Co.	30	78,000	26.00	3/19/2021	2,100
Constellation Brands, Inc. - Class A	10	215,000	215.00	3/19/2021	6,000
EOG Resources, Inc.	20	115,000	57.50	3/19/2021	1,260
EOG Resources, Inc.	40	220,000	55.00	4/16/2021	7,040
EQT Corp.	58	98,600	17.00	3/19/2021	4,640
EQT Corp.	60	108,000	18.00	3/19/2021	7,500
Expedia Group, Inc.	10	140,000	140.00	4/16/2021	3,500
First Solar, Inc.	10	90,000	90.00	3/19/2021	9,660
Freeport-McMoRan, Inc.	50	175,000	35.00	5/21/2021	22,750
JD.com, Inc. - China - ADR	10	105,000	105.00	3/19/2021	12,850
JD.com, Inc. - China - ADR	15	146,250	97.50	3/19/2021	11,475
Lumentum Holdings, Inc.	20	200,000	100.00	3/19/2021	21,900
Norwegian Cruise Line Holdings Ltd.	50	125,000	25.00	5/21/2021	10,500
NVIDIA Corp.	5	287,500	575.00	4/16/2021	25,825
NXP Semiconductors NV - Netherlands	10	180,000	180.00	4/16/2021	11,000
Pan American Silver Corp. - Canada	30	102,000	34.00	3/19/2021	7,350
PulteGroup, Inc.	20	88,000	44.00	4/16/2021	4,700
QUALCOMM, Inc.	10	145,000	145.00	3/19/2021	10,600
QUALCOMM, Inc.	15	202,500	135.00	4/16/2021	9,570
SM Energy Co.	50	62,500	12.50	3/19/2021	4,700
SM Energy Co.	30	22,500	7.50	5/21/2021	1,275
Workhorse Group, Inc.	30	84,000	28.00	3/19/2021	36,900
Workhorse Group, Inc.	50	150,000	30.00	3/19/2021	72,500
Zoom Video Communications, Inc. - Class A	7	175,000	250.00	5/21/2021	4,354

TOTAL PUT OPTIONS WRITTEN (Premiums $285,243)					364,434

TOTAL OPTIONS WRITTEN (Premiums $437,675)					$492,807

[1]	Each option contract is equivalent to 100 shares of common stock or exchange-traded fund. All options are non-income producing.

ADR - American Depositary Receipt

Ltd. - Limited

NV - Naamloze Vennootschap (Dutch Public Company)

FinTrust Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

February 28, 2021 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the FinTrust Income and Opportunity Fund (the “Fund”), formerly, the Hedgerow Income and Opportunities Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Processes and Structure

The Fund’s Board of Trustees (the “Board”) has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to FinTrust Capital Advisors, LLC (the “Adviser”) to apply those guidelines in determining fair value prices, subject to review by the Board.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust's major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common stock, preferred stock, exchange-traded funds (“ETFs”) and warrants) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.

FinTrust Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

February 28, 2021 (Unaudited)

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within Level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within Level 2 of the fair value hierarchy.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of

February 28, 2021.

FinTrust Income and Opportunity Fund
Financial Instruments – Assets

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Common Stock (2)	$17,035,600	$—	$—	$17,035,600
Preferred Stock (2)	911,610	—	—	911,610
Exchange Traded Funds (2)	238,500	—	—	238,500
Warrants (2)	42,750	—	—	42,750
Government Bonds	—	1,571,144	—	1,571,144
Call Options Purchased	228,142	204,545	—	432,687
Put Options Purchased	885,290	—	—	885,290
Short-Term Investments	1,750,169	—	—	1,750,169
Total Assets	$21,092,061	$1,775,689	$—	$22,867,750

Derivative Instruments – Liabilities

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Call Options Written	$117,523	$10,850	$—	$128,373
Put Options Written	329,484	34,950	—	364,434
Total Liabilities	$447,007	$45,800	$—	$492,807

(1)	As of and for the three month period ended February 28, 2021, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2)	All common stock, preferred stock, ETFs and warrants held in the Fund are Level 1 securities. For a detailed break-out of common stock, preferred stock and warrants by industry and ETFs by investment type, please refer to the Schedule of Investments.

FinTrust Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

February 28, 2021 (Unaudited)

Investment Risks

ETFs – The Fund may invest in Exchange Traded Funds (“ETFs”). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund's direct fees and expenses.

Convertible Securities (warrants) – Although the equity investments of the Fund consist primarily of common stocks, the Fund may buy securities convertible into common stock if, for example, the Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the underlying securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

Government Securities – The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Options – The Fund uses an option strategy in an effort to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment of the advantages of selling call options on the Fund’s equity investments. The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund’s participation in equity market gains. The Fund’s investment adviser seeks to reduce the overall volatility of returns for the Fund by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. By writing put options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the written put options, but continues to bear the risk of declines in the value of underlying securities held by the Fund. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

FinTrust Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

February 28, 2021 (Unaudited)

Derivative Transactions

As of February 28, 2021, portfolio securities valued at $2,142,560 were held in a segregated account by the custodian as collateral for options written by the Fund.

As of February 28, 2021, the location on the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets	Location	Equity Contracts
Call options purchased, at value	Investments, at value	$432,687
Put options purchased, at value	Investments, at value	885,290
Total Assets		$1,317,977

Liabilities	Location	Equity Contracts
Call options written, at value	Options written, at value	$128,373
Put options written, at value	Options written, at value	364,434
Total Liabilities		$492,807

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund for the three month period ended February 28, 2021, are recorded in the following locations in the Statement of Operations:

Net change in unrealized appreciation (depreciation) on:	Location	Equity Contracts
Call options purchased	Investments	$63,388
Put options purchased	Investments	66,799
Call options written	Options written	27,095
Put options written	Options written	(95,798)
		$61,484

Net realized gain (loss) on:	Location	Total
Call options purchased	Investments	$(103,384)
Put options purchased	Investments	(136,199)
Call options written	Options written	5,437
Put options written	Options written	255,688
		$21,542

For the three-month period ended February 28, 2021, the average month-end notional value of purchased and written option contracts for the Fund was $9,574,125 and ($6,975,150), respectively. The primary risk category for all open options positions during the fiscal year was equity risk.

TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments on August 31, 2020 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$21,033,190	$2,509,243	$(1,167,490)	$1,341,753

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.